UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2013, The GEO Group, Inc. (“GEO” or the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the second quarter and six months ended June 30, 2013, updating its financial guidance for full year 2013 and issuing its financial guidance for the third quarter 2013 and fourth quarter 2013. A copy of the Earnings Press Release is furnished hereto as Exhibit 99.1. GEO also held a conference call on August 7, 2013 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.3.

In the Earnings Press Release, GEO provided Net Operating Income, Pro Forma Income from Continuing Operations, EBITDA, Adjusted EBITDA, Funds From Operations, Normalized Funds From Operations and Adjusted Funds From Operations for the second quarter and six months ended June 30, 2013 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Earnings Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Earnings Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Net Operating Income, or gross profit, is defined as revenues less operating expenses, excluding depreciation and amortization expense and general and administrative expenses.

Pro Forma Income from Continuing Operations is defined as income from continuing operations adjusted for net income/loss attributable to non-controlling interests, start-up/transition expenses, net of tax, international bid related costs, net of tax, and certain other adjustments as defined from time to time. GEO believes that Pro Forma Income from Continuing Operations is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Income from Continuing Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

EBITDA is defined as income from continuing operations before net interest expense, income tax provision/benefit, depreciation and amortization, and tax provision on equity in earnings of affiliates. Adjusted EBITDA is defined as EBITDA adjusted for net income/loss attributable to non-controlling interests, non-cash stock-based compensation expenses, and certain other adjustments as defined from time to time. Given the nature of GEO’s business as a real estate owner and operator, GEO believes that EBITDA and Adjusted EBITDA are helpful to investors as measures of GEO’s operational performance, providing disclosure on the same basis as that used by GEO’s management and providing consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO uses Adjusted EBITDA to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds From Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance. GEO may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of GEO’s operational performance even though such items may require cash settlement.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as stock based compensation and the amortization of deferred financing costs and by subtracting recurring real estate expenditures that are capitalized and then amortized, but which are necessary to maintain REIT properties and their revenue stream. Given the nature of GEO’s business as a real estate owner and operator, GEO believes that FFO, Normalized FFO and AFFO are helpful to investors as measures of GEO’s operational performance. FFO is a widely recognized measure in the Company’s industry as a real estate investment trust. Because of the unique design, structure and use of the Company’s correctional facilities, GEO believes that assessing performance of its correctional facilities without the impact of depreciation or amortization is useful. GEO believes Normalized FFO and AFFO provide investors and analysts additional measures in comparing the Company’s performance across reporting periods on a consistent basis by excluding items that GEO does not believe are indicative of the Company’s core operating performance. GEO’s management uses these measures to monitor and evaluate its operational performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

The Earnings Press Release contains reconciliation tables for Net Operating Income, Pro Forma Income from Continuing Operations, EBITDA, Adjusted EBITDA, Funds From Operations, Normalized Funds From Operations and Adjusted Funds From Operations.

GEO has presented in the Earnings Press Release certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, Adjusted EBITDA and Adjusted Funds From Operations. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While GEO has provided in the Earnings Press Release a high level reconciliation for the guidance ranges for full year 2013, GEO is unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking non-GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

The Non-GAAP Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a consolidated substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Information may differ from similarly titled measures presented by other companies. The Non-GAAP Information, as well as other information in the Earnings Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 8 - Other Events

Item 8.01.	Other Events.

On August 7, 2013, GEO issued a press release (the “Dividend Press Release”) announcing that its Board of Directors declared a quarterly cash dividend of $0.50 per share which will be paid on August 29, 2013 to shareholders of record as of the close of business on August 19, 2013. A copy of the Dividend Press Release is attached as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 7, 2013, announcing GEO’s financial results for the second quarter and six months ended June 30, 2013.

99.2	Press Release, dated August 7, 2013, announcing GEO’s declaration of a quarterly cash dividend.

99.3	Transcript of Conference Call discussing GEO’s financial results for the second quarter and six months ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

August 13, 2013	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 7, 2013, announcing GEO’s financial results for the second quarter and six months ended June 30, 2013.

99.2	Press Release, dated August 7, 2013, announcing GEO’s declaration of a quarterly cash dividend.

99.3	Transcript of Conference Call discussing GEO’s financial results for the second quarter and six months ended June 30, 2013.

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